UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K
                                 Current Report

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: December 20, 2005

                          WORLD ENERGY SOLUTIONS, INC.
              (Exact Name of Small Business Issuer in Its Charter)

         Florida                       0-25097                  65-078-3722
(State or other jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


    3900A 31st Street North, St. Petersburg, Florida         33714
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: 727-525-5552

                     Advanced 3-D Ultrasound Services, Inc.
         (Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting  material  pursuant to rule 14a-12 under the Exchange Act
     (17  CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events -- Teaming Agreement.

         On December 20, 2005, World Energy Solutions, Inc. ("WES" or the "Company") entered into a Multi-Project Teaming Agreement (the "Agreement") with Chickasaw Nation Industries, Inc. ("CNI") to facilitate the Company's participation as a sub-consultant/subcontractor regarding projects pursued by the team with CNI as the Lead Party/Prime Contractor. The term of the Agreement is for one year. Pursuant to the Agreement, CNI and WES plan to jointly cooperate to bid on and make proposals for contracts to offer governmental entities/agencies and private customers comprehensive energy savings and construction solutions for government, commercial, industrial and residential facilities.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WORLD ENERGY SOLUTIONS, INC.
                                  (Registrant)

Dated: December 23, 2005


                                    By: /s/ Benjamin C. Croxton
                                   ---------------------------
                                    Benjamin C. Croxton
                                    Chief Executive Officer
                                    Chief Financial Officer